                               FORWARD COMMITMENT
                           LOAN AND OFFSET AGREEMENT



     THIS FORWARD COMMITMENT LOAN AND OFFSET AGREEMENT made this 12th day of November, 1996, by and between [***], a Delaware corporation, with its principal address at [***] ("Lender") and Credit Depot Corporation, a Georgia corporation, with its principal address at Wachovia Center, Suite 700, Gainesville, GA 30501 ("Borrower").

RECITALS

     Lender wishes to lend, and Borrower wishes to borrow, subject to the terms and conditions contained herein, the Advances (as hereinafter defined), which will be repaid by the Borrower in accordance with the terms of this Agreement. The parties hereto anticipate that the Advances will be repaid from amounts which will be earned by Borrower and payable by Lender in connection with
Section 4 Forward Commitment hereof and as set forth in Section 5.(I) Premium as Earned in the Purchase and Sale Agreement dated as of the twenty-sixth day of March, 1996, among Lender, Borrower and Norwest Bank Minnesota, National Association, as trustee ("Premium Agreement").

PROVISIONS

     NOW, THEREFORE, in consideration of the Forward Commitment and of the premises and of the covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Advance: Each monthly advance by Lender to Borrower on a Closing Date will be calculated based upon the difference between (a) the weighted average coupon rate of the principal amount of the Mortgage Loans sold to Lender by Borrower pursuant to Section 4 hereof during the prior calendar month and (b) the Par WAC. The Advance will equal the sum of (i) the principal amount of the Mortgage Loans sold during the preceding month, times [***] for the first point of the difference between (a) and (b), and
      (ii) the principal amount of the Mortgage Loans sold during the preceding month times the product of (c) divided by (d) where (c) is equal to (a) -
      (b) - [***] and (d) is equal to [***]. In any event, the Advance shall not exceed [***] percent [***] in the aggregate of the principal amount of such Mortgage Loans purchased during the preceding month.

      Advance Settlement Sheet: A statement provided by Lender to Borrower, and signed by Borrower, on the first Business Day of a calendar month, setting forth, for the preceding calendar month, the Mortgage Loans sold by Borrower to Lender, the current interest rate, and the amount of the Advances made to date, including the Advance to be made on that date. The Borrower shall execute and telecopy the Advance Settlement Sheet before the Lender is obligated to make an Advance pursuant to Section 2.1 hereof on that date. The original executed Advance Settlement Sheet shall be sent to Lender by overnight mail.

      Agreement: This Loan and Offset Agreement, including all exhibits and schedules attached and incorporated by reference herein or delivered pursuant hereto, and as the same may be amended and supplemented from time to time.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by an * and [ ], have been separately filed with the Commission.

      As-Earned Settlement Sheet: A statement provided by Lender to Borrower, on the fifteenth day of a calendar month setting forth, for the preceding calendar month, the Mortgage Loans sold by Borrower to Lender, the anticipated premiums "as-earned" under the Premium Agreement for the Mortgage Loans purchased by Lender month to date, losses month to date, the Advances made month to date, the principal and interest payments made month to date, the principal and interest payments that will be made from the Lender's Payment Obligation, and the amount of the Lender's Payment Obligation that will be paid to Borrower by Lender.

      Borrower's Note: The promissory note(s) of Borrower in the form set forth in Exhibit A hereto.

      Business Day: Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the City of New York are authorized or obligated by law to be closed.

      Closing Date: The first Business Day of a calendar month on which Lender will make an Advance.

      Commitment Penalty: As set forth in Section 4 herein and in any WAC Forward Commitment Agreement signed by Borrower and Lender.

      Essential Mortgage File Documents: As to each Mortgage Loan, the original of the Note, endorsed in blank, a true and certified copy of the Mortgage, an original executable assignment of Mortgage, title insurance policy including endorsements or "marked-up" title commitment, Related Assets and the additional documents as described in the Premium Agreement incorporated herein by reference.

      Event of Default:  Any event of default set forth in Section 7.1 hereof.

      Forward Commitment: Borrower's agreement, as set forth in Section 4 hereof, to sell Mortgage Loans to Lender.

      Forward Commitment Settlement Date: The first Business Day following Lender's agreement to purchase not less than $1,000,000 of Mortgage Loans.

      Interest Repayment Date: The 15th day of the calendar month following the month in which there is a Closing Date and continuing thereafter on the same day of each month until paid in full.

      Lender Payment Obligation: The amounts owed by Lender to Borrower pursuant to Section 5.(i) of the Premium Agreement, with respect to the Mortgage Loans sold the Lender under the respective WAC Forward Commitment Agreement(s). For purposes of calculating the Lender Payment Obligation, the calculations contained in Exhibits C and D of the Premium Agreement shall be used. The Lender Payment Obligation will be affected from time to time, by prepayment rates and delinquency rates of the Mortgage Loans, and therefore for purposes of valuing the Lender Payment Obligation from time to time, the Lender's absolute discretion shall control so long as it is made in good faith.

      LIBOR: The rate of interest is the one (1) month London Interbank Offered Rate as published in The Wall Street Journal.

      Maximum Advance Amount: The outstanding amount of Advances provided to Borrower hereunder which shall not exceed [***] percent (***) of the principal amount of Mortgage Loans sold to Lender under the Forward Commitment, not to exceed $[***] in the aggregate.

      Mortgage. The Note, bond, deed of trust, Mortgage, mortgage warranty, extension agreement, assumption of indebtedness, assignment and any other documents constituting the basic instruments for real estate security on the real property owned by the mortgagor in the state in which the subject property is located.

                                       2

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

      Mortgage Loans: Fixed rate, first or second lien, one-to-four family, performing loans and the Note, the related Mortgage and the Related Assets which are collectively identified as the Mortgage Loans.

      Note: The original Note or bond or other evidence of indebtedness evidencing the indebtedness of the Mortgage under the Mortgage Loan.

      Par WAC: The average of the three and five year U.S. Treasury (four year interpolated) plus [***] as of each Forward Commitment Settlement Date.

      Principal Repayment Date: The 15th day of the calendar month following the month in which a WAC Forward Commitment Agreement expires and continuing thereafter on the same day of each month until paid in full.

      Related Assets: Any and all documents, instruments, collateral agreements and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or mortgages or related thereto, including, without limitation, current insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance and other applicable insurance policies) covering the Subject Property or relating to the Notes and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, Borrower financial statements, separate assignment of rents, if any, credit reports and appraisals, relating to the Loans. In all cases, the Related Assets shall be the original documents.

      Settlement Date: Each date of repayment of an Advance to Lender by Borrower pursuant to this Agreement; provided however, the last Settlement Date shall be no later than thirty-six (36) months from the date of the last Advance.

      Term: This Agreement shall have an initial term of twelve (12) months; which initial term may be renewed for an additional period of time as agreed in writing between Lender and Borrower.

      Underwriting Guidelines of Borrower: Borrower's Underwriting Guidelines, which are attached as Exhibit B to the Premium Agreement, as may be amended from time to time with Lender's prior written approval, which are also incorporated herein by reference.

      WAC Forward Commitment Agreement:  As set forth in Exhibit B hereto.

2.    ADVANCES

      2.1 Subject to the Borrower's reimbursement obligations set forth in
Section 6 hereof, and subject to receipt by telecopy of the Advance Settlement Sheet executed by Borrower, Lender hereby agrees to make Advances to Borrower on the first business day of each calendar month, and Borrower hereby agrees to borrow Advances from Lender, in accordance with the terms of the Borrower's Note and this Agreement; provided, however, that the outstanding amount of Advances provided to Borrower hereunder shall not exceed the Maximum Advance Amount except as set forth in Section 2.3 hereof.

      2.2 Lender shall make Advances to Borrower on each Closing Date. All payments of Advances shall be made by wire transfer to immediately available funds to the Borrower by 7 P.M. Central Time.

      2.3 Subject to Borrower's continuing performance of its obligations contained in this Agreement, and upon expiration of the initial term hereof, Lender and Borrower may agree in a writing signed by both parties to increase or decrease the Maximum Advance Amount for any renewal term agreed to between Lender and Borrower. Any such increase or decrease agreed to by the parties hereto shall be subject to the terms and conditions of this Agreement.

                                       3

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

3.    CONDITIONS PRECEDENT TO ADVANCES.

      The Lender's obligation to make Advances hereunder shall be subject to the fulfillment of the following conditions precedent:

      (a) Delivery of Borrower's Note. Borrower shall have delivered to Lender Borrower's Note on the date of this Agreement.

      (b) Premium as Earned. Borrower shall have furnished to Lender a copy, certified by an appropriate officer of Borrower, of the resolution of the Board of Directors of Borrower's authorizing the execution and delivery of Borrower's Notes to Lender and borrowing of Advances as herein provided for an the execution, delivery and performance of this Agreement by Borrower.

      (d) Representation and Warranties. The representations and warranties contained in Section 5 hereof shall be true and correct as of the date of this Agreement and on each Closing Date.

      (e) Designation of Authorized Officers. The Borrower shall have delivered to Lender an officer's certificate, attested to by the Secretary of the Borrower stating the names and showing the facsimile signatures of the officers of Borrower authorized to execute and deliver this Agreement, Borrower's Note and any other instrument, document or certificate executed in connection herewith.

      (f) Legal Matters. All other instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and counsel to Lender and Borrower, and Lender shall have received copies of all documents which it may have reasonably requested in connection herewith.

4.    FORWARD COMMITMENT.

      4.1 Commitment Amount. Borrower hereby agrees to offer for sale to Lender an aggregate principal amount of $125,000,000 ("Commitment Amount") of Mortgage Loans within twelve (12) months ("Commitment Period") from the date of this Agreement, subject to the terms and conditions contained in the Premium Agreement. Borrower shall sign and provide to Lender the WAC Forward Commitment Agreement each time Borrower offers to sell a portion of the Commitment Amount to Lender hereunder which WAC Forward Commitment Agreement shall meet the following minimum amounts for the time periods identified: $10,000,000 for a 90 day period, $7,500,000 for a 60 day period, and $5,000,000 for a 30 day period. The Borrower's obligations under Section 4.1 and under any WAC Forward Commitment Agreement shall terminate if the Lender refuses to purchase from Borrower, an aggregate of [***] of Mortgage Loans that conform to the Underwriting Guidelines of Borrower.

      4.2 Closings. Borrower shall submit Mortgage Loans daily to Lender. Lender shall have no obligation to purchase any Mortgage Loans and may refuse to purchase any Mortgage Loan for any reason whatsoever. In the event Lender chooses to purchase the Mortgage Loans, the settlement date(s) during the Commitment Period shall be the Forward Commitment Settlement Date. Time is of the essence. Lender and Borrower agree that the price paid for the Mortgage Loans shall be the difference between the Note rate on the Mortgage Loans and Par WAC as set forth in the WAC Forward Commitment Agreement for the Mortgage Loans purchased on the related Forward Commitment Settlement Date. The premium will be paid to Borrower "as earned" per the terms of the Premium Agreement as modified hereby. Borrower shall not be eligible for any other bonus program offered by Lender during the Commitment Period. The Note rate on any Mortgage Loan sold to Lender shall not be less than the Par WAC.

      4.3 Commitment Penalty. IF FOR ANY REASON BORROWER FAILS TO DELIVER AT LEAST NINETY-FIVE PERCENT (95%) OF THE COMMITMENT AMOUNT TO LENDER WITHIN THE COMMITMENT PERIOD, BORROWER SHALL BE OBLIGATED TO PAY TO LENDER, WITHIN TEN (10) CALENDAR DAYS OF THE LAST DAY OF THE COMMITMENT PERIOD, A COMMITMENT PENALTY,

                                       4

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

AS SET FORTH BELOW, SUCH SUM BEING AGREED BY BORROWER AND LENDER AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT LENDER'S ACTUAL DAMAGES IN THE EVENT OF BORROWER'S FAILURE TO DELIVER THE COMMITMENT AMOUNT, WOULD BE DIFFICULT TO ASCERTAIN, AND THE COMMITMENT PENALTY IS REASONABLE AS LIQUIDATED DAMAGES. THIS PROVISION SHALL NOT BE DEEMED TO LIMIT LENDER'S RIGHT TO OTHER REMEDIES PROVIDED HEREIN OR IN THE AGREEMENT WITH RESPECT TO OTHER COVENANTS, REPRESENTATIONS AND WARRANTIES OF BORROWER. THE COMMITMENT PENALTY SHALL BE DETERMINED BASED UPON THE PERCENTAGE OF THE COMMITMENT THAT THE BORROWER ACHIEVES. THE COMMITMENT PENALTY WILL BE CALCULATED BY ADDING THE FOLLOWING COMMITMENT FEE TO THE PAR WAC FOR THE MORTGAGE LOANS THAT THE LENDER PURCHASED AND THE COMMITMENT PENALTY WILL EQUAL THE DIFFERENCE BETWEEN THE ADJUSTED PRICE FOR THE MORTGAGE LOANS AND THE PRICE THE LENDER ACTUALLY PAID.


    COMMITMENT AMOUNT:                COMMITMENT FEE:
    --------------------              ------------------------
         0    -50.00%                  [***]  BASIS POINTS
         50.01-75.00%                  [***]  BASIS POINTS
         75.01-95.00%                  [***]  BASIS POINTS


Lender and Borrower agree that Borrower shall be given credit for purposes of calculating the Commitment Amount, for the Mortgage Loans that conform to the Underwriting Guidelines of Borrower that are offered by Borrower and are not purchased by Lender.

5.    REPRESENTATIONS AND WARRANTIES.

      5.1 Representations and Warranties of the Borrower - General. It is understood and agreed by Borrower and Lender that as a material inducement to Lender to enter into this Agreement and make Advances, Borrower hereby represents and warrants to Lender as follows:

      (a) The Borrower is an organization as set forth in the introductory paragraph of this Agreement and is duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased or the nature of the business transacted by it makes qualification as a foreign corporation necessary.

      (b) The execution and delivery of the Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder have been duly authorized by all necessary corporation or other similar action. Prior to the first Settlement Date, the Borrower shall deliver to the Lender certified copies of the relevant corporate or similar resolutions and a good standing certificate for the state of its incorporation and, as requested by Lender, for each state in which Borrower is registered to do business. It is within Lender's discretion to periodically request good standing certificates for all states in which Borrower is registered to do business.

      (c) The execution and delivery of this Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder do not, and will not, violate any provision of any law, rule, regulation, order, write, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or to the charter or bylaws of the Borrower. All parties which have had any interest in the Mortgage Loans, whether as mortgagee, assignee (other than Lender or assignee of Lender) or pledgee are (or during the period in which they held and disposed of such interest, were) in compliance with all applicable licensing requirements of the federal, state and local governments wherein the Subject Property is located.

      (d) The execution and delivery of this Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder do not and will not result in a breach of or constitute a

                                       5

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

      default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

      (e) This Agreement constitutes, when duly executed and delivered by Borrower, a legal, valid and binding obligation of Borrower, enforceable against Borrower according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies.

      (f) There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Borrower, would have a material adverse effect on the financial condition, properties or operations of Borrower. Any consent by Lender to make Advances pursuant to this Agreement shall automatically terminate if: (i) a decree or order of a court or agency supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy proceeding or any similar proceedings, or for winding up or liquidation of its affairs, shall have been entered against Borrower and such decree or order shall have remained in force undischarged or unstated for a period of 60 days; or (ii) Borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy or similar proceedings relating to Borrower or relating to all or substantially all of its property; or (iii) Borrower shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency, reorganization or bankruptcy statute, make an assignment for the benefit of its creditors, or voluntarily suspend payments of its obligations.

      5.2 Representations and Warranties of the Borrower as to Each Loan. It is understood and agreed by Borrower and Lender that as a material inducement to Lender to enter into this Agreement and make Advances, the Borrower hereby reaffirms the representations and warranties in Section 9 of the Premium Agreement to the Lender as of each Forward Commitment Settlement Date with respect to each Mortgage Loan delivered to Lender.

      5.3 Survival. To induce Lender to provide Advances, Borrower makes the representations and warranties set forth herein, each and all of which shall:
(i) survive the execution and delivery of this Agreement and the making of any Advance by Lender, (ii) inure to the benefit of Lender, and (iii) be deemed to have been relied upon in making Advances hereunder by Lender regardless in each case of any investigation of review Lender may have or shall hereafter make.

6.    REPAYMENT OF ADVANCES.

      6.1 Repayment. Borrower shall repay Lender for the Advances made, together with interest, as shown on the As-Earned Settlement Sheet. The Lender may, at its absolute discretion, and from time to time, apply all or part of the Lender Payment Obligation, toward the Borrower's obligations hereunder. Each Advance will be fully paid within thirty-six (36) months of the date of the Advance and this obligation shall survive the termination of this Agreement and/or the Premium Agreement. The Lender shall establish from time to time, the amount of the Borrower's monthly payment obligation based upon the amount of the unpaid Lender Payment Obligation. Borrower shall have the right to prepay the Advances, without penalty or premium, upon one week's prior written notice to Lender. In addition, the Borrower shall have the right at any time, and from time to time, to direct the Lender to offset the Lender Payment Obligation against the amounts owned by Borrower hereunder.

      6.2 Interest on Advances. Subject to Section 6.3 hereof, Borrower shall pay to Lender on each Interest Repayment Date interest on all Advances outstanding during the prior month at LIBOR for each day of the prior month plus [***] basis points.

     6.3  Failure to Repay Advances; Loan Balances.

                                       6

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

      (a) In the event Borrower fails to pay the Lender any amount due hereunder, the interest payable in accordance with Section 6.2 to Lender on the amount of all such delinquent payments shall instead be calculated at LIBOR, plus [***] basis points, for the period for which interest is being calculated starting with the date of Lender's demand to the date of repayment.

      (b) If Lender determines that on a Principal Repayment Date and/or an Interest Repayment Date the amounts due Lender exceed [***] percent (***) of the amounts of the Lender Payment Obligation with respect to the Mortgage Loans sold to Lender pursuant to a WAC Forward Commitment Agreement (calculated by Lender in good faith and in its absolute discretion) then Borrower shall reimburse Lender, within two (2) days of Lender's demand, the excess.


      6.4 Computation of Interest. Interest on Advances shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing the interest on any Advances, the date of making the Advance shall be included and the date of repayment shall be excluded; provided, that if an Advance is repaid on the same day on which it is made, one day's interest shall be paid on the Advance.

      6.5 Lender's Payment Obligation. The Borrower agrees that the Lender can satisfy the Lender's Payment Obligation, with the written consent of the Borrower, once the Lender's Payment Obligation is reduced to [***] percent (***) or less than its highest levels. The Lender shall provide the Borrower with notice of its election pursuant to the provisions of this section and shall provide the Borrower with a description of the present value of the obligation taking anticipated prepayment speeds and delinquency ratios into account. If the Borrower and the Lender can arrive at a mutually acceptable understanding with respect to these terms, the Lender can discharge the Lender's Payment Obligation by paying the Borrower the amount upon which the parties agree.

7.    EVENTS OF DEFAULT.

      7.1 Event of Default. The occurrence and continuation of any of the following conditions or events shall constitute an "Event of Default" hereunder:

      (a) Failure to Make Payments When Due. Failure by Borrower to pay any amount due hereunder when due and the continuance of the default for five Business days following the giving of notice thereof by Lender; or

      (b) Default in Other Agreements. Failure of Borrower to pay or any default in the payment of any principal or of interest on any other indebtedness or in the payment of any contingent obligation beyond any period of grace provided or breach or default with respect to any other material term or any evidence of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause, indebtedness of Borrower in the aggregate amount of [***] or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

      (c) Breach of Warranty. Any of Borrower's representations or warranties made herein or in any statement or certificate at any time given by Borrower in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made and the representation or warranty shall remain false for five days following the giving of notice thereof by the Lender, provided, however, that any representation or warranty regarding a Mortgage Loan that is contained in the Premium Agreement that is subject to a buy-back shall not be considered a breach of a warranty from purposes of this Agreement, if the Borrower satisfies its buy-back obligation in accordance with the terms of the Premium Agreement, or

      (d) Other Defaults. Borrower shall default in the performance of or compliance with any term contained in this Agreement, other than those referred to in Paragraphs (a) or (c) above, and any WAC


                                       7

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

         Forward Commitment Agreement, and such default shall not have been remedied or waived within fifteen days after receipt by Borrower of notice from Lender, which notice shall be sent to Borrower of such default; or

         (e)     Involuntary Bankruptcy; Appointment of Receiver; etc.  Either,
         (I) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Borrower in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (ii) any other similar relief shall be granted under any applicable federal or state law, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, custodian or other officer having similar powers over Borrower or over all or a substantial part of its property, or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Borrower, and the continuance of any such events in clause (ii) for 45 days unless dismissed, bonded or discharged; or

         (f) Voluntary Bankruptcy; Appointment of Receiver, etc. Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by Borrower of any assignment for the benefit of creditors; or the inability or failure of Borrower, or the admission of Borrower in writing of its inability to pay its debts as such debts become due, or the Board of Directors of Borrower (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any the foregoing; or

         (g) Judgments and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $[***] shall be entered or filed against Borrower or its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder; or

         (h) Dissolution; Liquidation. Any order, judgment or decree shall be entered against Borrower decreeing its dissolution or liquidation and such order shall remain undischarged or unstayed for a period in excess of [***] days.

         7.2     Remedies.

         (a) Upon the occurrence and continuation of any Event of Default, the unpaid principal amount of and accrued interest on any Borrower's Note from Borrower to Lender, together with all other sums due hereunder, shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of Lender to make Advances shall thereupon terminate.

         (b) Upon the occurrence of any Event of Default, Lender may exercise any and all rights and remedies of Lender as it shall deem appropriate at law, in equity, or otherwise.

         (c) All remedies are cumulative. Any failure on the part of Lender to exercise or any delay in exercising any right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other exercise thereof or the exercise of any other right.

         7.3 Application of Proceeds. Any money collected by Lender pursuant to this Agreement (whether upon voluntary payment, prepayment, offset or otherwise) shall be promptly applied as follows unless otherwise required by provisions of applicable law:

         (a) First, to the payment of all expenses incurred by Lender under this Agreement in enforcing its rights hereunder, including all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses.

                                      8

The information above amrked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

         (b) Next, to the payment of accrued interest on Advances to the extent amounts are due thereon.

         (c) Next, to the payment of all principal on Advances to the extent amounts are due thereon.

         (d)     Next, to Borrower.

8.       INDEMNIFICATION.

         8.1     (a)      Borrower hereby agrees to protect, indemnify, defend
and hold harmless Lender, its subsidiaries and affiliates and assignees, and all of their agents, employees, officers and directors, (collectively the "Lender Indemnitees") from and against any and, all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, arising from, connected with, or resulting from any breach by Borrower of any covenant, representation, or warranty contained herein or of any other term of this Agreement or any act of Borrower or omission by Borrower where Borrower has a duty to act; provided, however, that Borrower's obligation to indemnify pursuant to this section shall not extend to any liability arising from the gross negligence or willful misconduct of any Lender Indemnitee.

                 (b) If any legal proceeding shall be instituted, or any claim asserted in respect of which a Lender Indemnitee may seek indemnification from Borrower, the Borrower shall have the right, at its option and at its own expense, to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

         8.2     (a)      Lender hereby agrees to protect, indemnify, defend
and hold harmless Borrower, its subsidiaries and affiliates and assignees, and all of their agents, employees, officers and directors, (collectively the "Borrower Indemnitees") from and against any and, all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, arising from, connected with, or resulting from any breach by Lender of any covenant, representation, or warranty contained herein or of any other term of this Agreement or any act of Lender or omission by Lender where Lender has a duty to act; provided, however, that Lender's obligation to indemnify pursuant to this section shall not extend to any liability arising from the negligence or willful misconduct of any Borrower Indemnitee.

                 (b) If any legal proceeding shall be instituted, or any claim asserted in respect of which a Borrower Indemnitee may seek indemnification from Lender, the Lender shall have the right, at its option and at its own expense, to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

9.       NOTICES.

         All notices or other communications provided for herein shall be in writing and shall be deemed to have been given or made when sent by overnight mail or certified mail, return receipt requested, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, addressed as set forth below or to such other address as may be hereafter designated in writing by the respected parties hereto. In addition, any notices or other communications may be accomplished by a facsimile transmission at the fax numbers set forth below. Any facsimile transmissions shall promptly be confirmed to the other party in writing and by mail in accordance with the provisions above.

                 Lender:             [***]
                                     [***]
                                     [***]
                                     [***]

                                     Fax:  [***]



                                      9

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

                      Borrower:     Credit Depot Corporation
                                    Wachovia Center, Suite 700
                                    Gainesville, GA  30501
                      Attention:    Gerald F. Sullivan, Sr.

                                    Fax:  (770) 531-0228

10.      RIGHTS OFFSET.

         Lender is hereby granted the absolute right to offset all sums owed by Lender to Borrower (including the Lender Payment Obligations) against the amounts owed by Borrower to Lender under the Borrower's Note or under this Agreement. This right of offset shall be absolute and unconditional and may be exercised at any time and from time to time by Lender. The Lender need not provide Borrower with any notice of its election to offset and Lender's rights hereunder shall not be restricted or conditioned. Borrower acknowledges that Lender is granted this right of offset in lieu of a lien on the Lender Payment Obligations.

11.      ACCESS TO BORROWER DOCUMENTS AND INFORMATION.

         Borrower shall deliver to Lender its annual (audited) and quarterly (unaudited) Financial Statements within five (5) days of their availability. Borrower shall provide to Lender and its appointed agents access to documentation and information regarding the Collateral and the Borrower as Lender may request, including, but not limited to, the Mortgage Loans and any and all accounting records and financial statements of Borrower, such access being afforded without charge upon reasonable request and during normal business hours at the offices of the Borrower designated by it.

12.      TERMINATION.

         (a)     Lender may terminate its obligations under this Agreement:
(i) upon completion of the initial Term, or any renewal Term agreed to by the parties, and (ii) immediately upon written notice delivered to Borrower in the event of any breach of any of the representations, warranties, covenants or agreements of Borrower set forth in this Agreement or any other agreements, if any, between Borrower and Lender.

         (b) In the event of termination, all outstanding Advances under the Borrower's Note and this Agreement shall become immediately due and payable.

13.      MISCELLANEOUS PROVISIONS.

         13.1 Representation of Servicer and Lender. If any of the Mortgage Loans are presently serviced by any third party, Borrower shall obtain and deliver on the Closing Date a representation and warranty to Lender from each such servicer that, as of the Closing Date, there are not taxes, ground rents, water charges, sewer rents, assessments payable in future installments, or other outstanding charges affecting the lien of any Mortgage or Mortgaged Property, which amounts are being escrowed and which are due and payable. If requested by the Lender, each such servicer shall submit proof of the foregoing representation and warranty.

         13.2 Costs and Expenses. Except as explicitly provided herein, Borrower and Lender shall each fulfill its obligations pursuant hereto at its own cost and expense.

         13.3 Agency; Joint Venture. Neither this Agreement nor any action taken pursuant hereto shall make either party an agent or representative of the other or be deemed to create a joint venture between Borrower and Lender.

         13.4 Complete Agreement; Modification; Sale or Assignment. This Agreement constitutes the complete agreement between Borrower and Lender with respect to the subject matter hereof and may not be



                                     10

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pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

modified, altered, or amended except by a writing signed by Borrower and Lender. Neither party hereto may sell, assign, or transfer any of its rights or obligations pursuant hereto except with the written consent of the other party, except that either party may assign this Agreement to an affiliate. Nothing herein shall in any way limit Lender's right to assign the Borrower's Note to any other person or entity. If there is any inconsistency between the terms hereof and the terms contained in the Premium Agreement, the terms of this Agreement shall control and the Premium Agreement shall be modified accordingly.

         13.5 No Waiver. No undertaking, agreement, covenant, representation or warranty of Borrower contained herein shall be deemed to have been waived by Lender, unless such waiver is by an instrument in writing signed by Lender. Any such waiver by Lender shall not be deemed to be waiver of any other undertaking, agreement, covenant, representation or warranty. Lender's failure, at any time, to require strict performance of any provision hereof shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance therewith or performance thereof.

         13.6 Parties. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of Borrower and Lender.

         13.7 Governing Law. This Agreement shall, in all respects, be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

         13.8 Severability; Section Headings. Any invalidity of any provision of Borrower's Note or this Agreement shall not affect the validity of any other provision hereof. The section headings contained herein shall be without substantive meaning and shall not be deemed to be a part of this Agreement.

         13.9 Construction. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter. The words "herein," "hereof," "hereto," "hereby," and other words of similar import shall be deemed to refer to this Agreement as a whole and not to any particular section, subsection, or clause of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.



                                                   BY:     [***]
                                                   Name:   [***]
                                                   Title:  [***]


                                                   CREDIT DEPOT CORPORATION

                                                   BY:     [***]
                                                   Name:   [***]
                                                   Title:  [***]



                                     11

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

                                  EXHIBIT A

                          (Form of Promissory Note)

$6,250,000                                                    November 12, 1996


  FOR VALUE RECEIVED, Credit Depot Corporation, a Georgia corporation, having its principal place of business at Wachovia Center, Suite 700, Gainesville, GA 30501 ("Borrower"), hereby promises to pay to the order of [***] ("Payee") on or before November 12, 2000, the lesser of the principal sum of six million, two hundred fifty thousand and no/100 Dollars ($6,250,000), or the unpaid principal amount of all Advances made by Payee to Borrower under the terms of that certain Forward Commitment Loan and Offset Agreement dated as of November 12, 1996, between Borrower and Payee (the "Agreement"), together with interest on the unpaid balance thereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Agreement.

  This Note is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of American in immediately available funds at the office of Payee located at [***] or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal of or interest on this Note.

  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

  This Note has been executed and delivered by Borrower in accordance with the terms of the Agreement and is entitled to the benefits of the offset rights created by the Agreement and is otherwise governed thereby.

  The Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

  Upon occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

  The terms of this Note are subject to amendment only in the manner provided in the Agreement.

  No reference herein to the Agreement and no provision of this Note or the Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

  Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time.

                                        Credit Depot Corporation


                                        By:_____________________________
                                        Name:
                                        Title:


                                     12


The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

                                  EXHIBIT B

November 12, 1996

                       CREDIT DEPOT CORPORATION (CDC)

                      WAC FORWARD COMMITMENT AGREEMENT


Reference is made to that Purchase and Sale Agreement among [***] as Sponsor, Norwest Bank Minnesota, National Association as Trustee, and Credit Depot Corporation (CDC) as Seller ("Premium Agreement") dated March 26, 1996, and the Forward Commitment Loan and Offset Agreement dated as of November 12, 1996, between Sponsor as Lender and Seller as Borrower ("Agreement"). Seller hereby agrees to offer for sale to Sponsor an aggregate principal amount of $__________ of the Commitment Amount of Loans within ____ DAYS from the date hereof, subject to the terms and conditions contained in the Premium Agreement and the Agreement, which terms and conditions are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in either the Premium Agreement or the Agreement.

1. Loans. the Loans must be fixed rate, first or second lien, one-to-four family, performing Loans complying with the following: (A) MAXIMUM OF [***] OF LOAN VOLUME CAN HAVE AN LTV OF 85.01% TO 90%. (B) MAXIMUM OF [***] OF LOAN VOLUME CAN BE NIQ OR ALT DOCUMENTATION. (C) MAXIMUM OF [***] OF LOAN VOLUME CAN BE DOUBLEWIDE. Seller agrees to submit to Sponsor all Loans originated by Seller during the Commitment Period. In the event of any conflict between this letter, the Premium Agreement, and the Agreement the terms of this letter shall be controlling.

2. Closings. Seller shall submit Loans daily to Sponsor. Sponsor shall have no obligation to purchase any Loan(s) and may refuse to purchase any Loan for any reason whatsoever. In the event Sponsor chooses to purchase the Loans, the Loans will be pooled by Sponsor into amounts of not less than $1,000,000 (principal amount) of Loans (each a "Pool"). The settlement date will be the first business day following Sponsor's agreement to purchase a Pool (each a "Forward Commitment Settlement Date"). Time is of the essence. Sponsor and Seller agree that the price paid for the Loans shall be determined from a WCA PRICE OF ____% on the Loans purchased on the related Forward Commitment Settlement Date. The premium will be paid to Seller as earned per the terms of the Premium Agreement. Seller shall not be eligible for any other bonus program offered by Sponsor during the Commitment Period. The note rate on any loan sold to Sponsor shall not be less than the above stated WAC price.

3. Commitment Penalty. IF FOR ANY REASON SELLER FAILS TO DELIVER AT LEAST NINETY-FIVE PERCENT (95%) OF THE COMMITMENT AMOUNT TO SPONSOR WITHIN THE COMMITMENT PERIOD, SELLER SHALL BE OBLIGATED TO PAY TO SPONSOR WITHIN TEN (10) CALENDAR DAYS OF THE FINAL COMMITMENT PERIOD SETTLEMENT DATE A COMMITMENT FEE BASED UPON THE LENGTH OF THE COMMITMENT PERIOD, SUCH SUM BEING AGREED BY SELLER AND SPONSOR AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT SPONSOR'S ACTUAL DAMAGES IN THE EVENT OF SELLER'S FAILURE TO DELIVER THE COMMITMENT AMOUNT, WOULD BE DIFFICULT TO ASCERTAIN, AND THE COMMITMENT FEE IS REASONABLE AS LIQUIDATED DAMAGES. THIS PROVISION SHALL NOT BE DEEMED TO LIMIT SPONSOR'S RIGHT TO OTHER REMEDIES PROVIDED HEREIN OR IN THE AGREEMENT WITH RESPECT TO OTHER COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER.



                                     13

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.

Commitment Penalties:

                 30 day period          [***] (of original commitment amount)
                 45 day period          [***] (of original commitment amount)
                 60 day period          [***] (of original commitment amount)
                 75 day period          [***] (of original commitment amount)
                 90 day period          [***] (of original commitment amount)

4. Confidentiality. Seller and Sponsor agree that, without the prior written consent of the other party, that neither it nor its directors, officers, employees, affiliates, or agents will knowingly disclose to any individual or entity the terms, conditions, or other facts of this letter, including the status thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



[***] as Sponsor



By:__________________________
            [***]
     Authorized Signer


CREDIT DEPOT CORPORATION as Seller



By:__________________________________
Name:
Title:




                                     14

The information above marked by an * and [ ] has been omitted pursuant to a request for confidential treatment.
The omitted portion has been separately filed with the Commission.